SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS

WELLS FARGO ADVANTAGE INTERNATIONAL FUNDS

WELLS FARGO INTERNATIONAL STOCK FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

WELLS FARGO ADVANTAGE TARGET DATE FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER FUNDS

(Each, a “Fund” and together, the “Funds”)

The following information is added to the end of the section entitled “Additional Purchase and Redemption Information” in each Fund’s SAI:

Additional Information Regarding How to Exchange Shares. Same-fund exchanges between Class A, Class C, Investor Class, Administrator Class and Institutional Class shares are permitted subject to the following conditions:

Exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC;

In order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and

The shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

Additional Information Regarding Frequent Purchases and Redemptions of Fund Shares. In addition to the exceptions to each Fund’s policy with respect to frequent purchases and redemptions of fund shares as outlined in each Fund’s prospectus, the policy also does not apply to permitted exchanges between share classes of the same Fund.

December 3, 2010